Exhibit 10.3

[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission

Work Order
Structured Cable Plant IMAC Services

     This work order (this “Work Order”) is dated as of December 19, 2008 (the “Work Order Effective Date”) by and between Information Technology Services, a Division of Johnson & Johnson Services, Inc., a New Jersey corporation with offices at 1003 US Route 202, Raritan, New Jersey 08869 (“JJSI”), and Beacon Enterprise Solutions Group, Inc., an Indiana corporation with offices at 124 North First Street, Louisville, Kentucky 40202 (“Supplier”). Any capitalized terms used in this Work Order but not defined herein have the definitions ascribed thereto in the Master Services Agreement between Supplier and JJSI dated June 1, 2007 (the “Agreement”).

     WHEREAS, JJSI issued and Supplier responded to a Request For Proposal entitled Structured Cable Plant (IMAC) Services RFP, dated March 1, 2008 (the “RFP”), incorporated by reference herein, to which Supplier affirmatively responded and stated that it is fully capable and willing to provide such services and indicated its intent to be bound to the warranties and representations contained therein and any modifications to such responses as agreed upon in writing by the parties; and

WHEREAS, both JJSI and Supplier wish to enter into this Work Order in connection with the Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

1.	Supplier shall provide to JJSI and its affiliates (individually and collectively, “Client”) the Services set forth below on an as requested basis for a period of three (3) years from the Work Order Effective Date.

A.	Scope of Services

     Supplier shall maintain the data and voice communications cabling systems (the “Systems”) for Client (the “Services”) at the sites identified under the header, Participating Sites And Associated Unit Pricing Group, in Appendix A (each site, a “Participating Site”), attached hereto (the “Project”). From time to time, additional Client sites may be added to Appendix A at JJSI’s sole discretion.

     Supplier shall provide network hardware related Services on a time and materials basis unless requested otherwise by JJSI. Supplier shall provide the structured cable plant related Services on a fixed-price basis as set forth in Appendix E, attached hereto, unless stated or requested otherwise by JJSI. In addition to the Drop Pricing set forth in Appendix E, Supplier may be required to purchase additional materials such as racks, patch panels, wire management, patch cables, etc., and provide additional associated Services, in order to ensure that new cable plant installations comply with the JNJ Cable Plant Standards (defined below). In such cases, Supplier shall purchase required materials and provide the required Services in accordance with this Work Order. Supplier shall ensure the qualification of the Systems as a Siemon-certified installation, using The Siemon Company (“Siemon”) and CommScope, Inc. (“CommScope”) recommended materials and services covered under a Siemon twenty-five (25) year parts and labor warranty. [*] The Services will be performed in accordance with the pricing identified in Appendix E and the Service Level Agreement requirements (“SLA”) set forth in Appendix B, attached hereto.

[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission

     Supplier shall perform the Services as directed by the SRM Work Order System or as otherwise directed by Client or its designated agent (“Client Agent”). The SRM Work Order System will generate an email that describes the work to be completed. Supplier will receive the SRM Work Order ticket via email and complete the work in accordance with the SLA set forth in Appendix B. In addition, Supplier may be contacted via email by the Client project manager (“Client Project Manager”) or Client Agent to provide work instructions for requests outside of (1) to (10) Drop cable installations and patching. The Client Project Manager or Client Agent will instruct the Technicians as to which Services are authorized by Client and will set priorities for the timing of the requested Services. The Technicians shall perform only those Services authorized by the designated Client Project Manager or the SRM Work Order System. Supplier shall monitor fulfilling the Service Request (defamed below) documentation requirements and provide documentation of all work performed on a per SRM Work Order System ticket basis including but not limited to, red-line AutoCAD drawings, test results, the Siemon warranty (“Siemon Warranty”), patching cable record and the SRM Work Order System tracking spreadsheet (collectively, the “Documentation”) as the Services are completed, in accordance with this Work Order. The Documentation shall be submitted to Client Project Manager. Supplier shall provide to Client Project Manager all Documentation within the associated SLA timeframe as described in Appendix B.

     When required by Client, Supplier shall activate at least one (1) data connection per installed work area outlet as a standard part of the installation process, unless otherwise directed by Client. In order to avoid delays, any additional activations that are requested in the original SRM Work Order System ticket or project description shall also be completed as an integral part of the installation. Supplier shall document all activations in a patching database, as directed by Client Project Manager, and provide to Client Project Manager.

     Unless instructed otherwise by Client, all materials required for Supplier to perform the requested Services (the “Materials”) will be purchased by Supplier through Anixter International, Inc. (“Anixter”), provided said Materials are available under JJSI’s existing agreement with Anixter. If Anixter is unable to provide any required Materials, or otherwise unable to provide said required Materials in a timely manner, Supplier and JJSI will enter into good faith negotiations to mutually agree upon an alternative supplier for said Materials. Supplier hereby agrees to remain in good credit standing with Anixter during the term of this Work Order. Furthermore, Supplier agrees that its markup on any material purchases in connection with the Services provided hereunder shall not exceed [*] before tax.

     Client may provide to the Technicians, if available, an office and/or desk and phone at some Participating Sites. Supplier must manage purchased Materials at Supplier locations and/or mobile fleets. Client may provide a storage area, if available, for Materials at its various Participating Site facilities provided that Supplier shall be responsible for managing Materials for all Participating Sites.

Supplier will not be reimbursed for travel costs to any Participating Site unless stated otherwise herein.

B.	Technician Qualifications / Job Responsibilities

     The qualifications and job responsibilities of the Technicians are described in Appendices B, C and D, attached hereto.

C.	Documentation Requirements and Associated Services Level Agreements (each, an “SLA”)

	i.	Supplier shall provide all patching record information no later than five (5) business days following completion of the final, Siemon-certified standard testing in connection with new Drop installations and IMACs. Such patching database information is contained in a Microsoft Excel spreadsheet or Microsoft Access. Supplier shall store all patching record information associated with an SRM Work Order ticket at Supplier’s location in Louisville, KY, and ensure that a daily backup copy is stored on a JJSI designated computer server located in Raritan, NJ.

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[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission

ii.	Supplier must complete all AutoCAD diagrams, rack layouts and other associated drawing and technical specifications for all Project related work in a given month by the end of the succeeding month (JJSI will provide to Supplier an electronic CAD drawing for each facility for which Supplier shall provide the Services).

iii.	Supplier must complete the Documentation for all Drop installations and IMACs in a given month by the end of the month (JJSI will provide to Supplier an electronic excel spreadsheet for each facility for which Supplier shall provide the Services). Supplier shall send the Documentation to the Client Project Manager on a monthly basis as described in Appendix D.

All invoices must indicate the SRM Work Order System ticket numbers that were completed during the invoice period.

iv.	Supplier must verify the completeness of the work by completing the IMAC Services Checklist described in Appendix C.

D.	Measurements

Technicians must arrive at the applicable work area located within the Participating Site facility on or before the defined response times set forth in Appendix B. The SLA is [*] on time for the tasks identified in Appendix B. JJSI will determine whether Supplier has achieved the specified SLAs based on the timeliness, accuracy and completeness of the completed work orders in the SRM Work Order System. Supplier’s SLA will begin upon Supplier verified completeness and acceptance of an SRM Work Order System ticket. In cases where the Client or Client Agent limits Supplier’s ability to perform the requested Services in a timely manner, the applicable Client or Client Agent will be notified of such within four (4) business hours of generation of the corresponding SRM Work Order System ticket. Upon such notification, the SLA for the corresponding SRM Work Order System ticket shall be considered satisfied.

E.	Liquidated Damages

Supplier shall perform all Services under this Work Order in strict accordance with the schedules and SLAs relating thereto, or as otherwise established by JJSI. TIME IS OF THE ESSENCE WITH RESPECT TO SUPPLIER’S PERFORMANCE UNDER THIS WORK ORDER. Supplier recognizes that its failure to meet the SLAs stated herein will have an adverse impact on the business and operations of the Participating Sites. Accordingly, if Supplier fails to meet any SLAs for any Services for reasons other than the actions of Client or Client Agent, then, in addition to any other rights or remedies which Client may have, under the Agreement or otherwise, as a result of such failure, Supplier shall pay to Client, as liquidated damages and not as a penalty, the fees stated below for the failures identified.

i)	Failure to meet the [*] percent [*] SLA associated with drawings and technical data, provided that Supplier will not be held responsible for any pre-existing errors not caused by Supplier: [*], per incident.

ii)	Failure to meet the [*] percent [*] SLA associated with all other Services:
[*] percent [*] of the labor fee charged to Client for the applicable Service, per incident.

Following the initiation process for the applicable Participating Site as set forth in the Client Site Rollout Schedule in Appendix F, should Supplier fail to meet its monthly SLAs with [*] percent [*] or greater accuracy during any period of [*] consecutive months, or fails to meet its SLAs with a minimum of [*] percent [*] accuracy in any [*], Client may terminate this Work Order and JJSI may terminate the Agreement without any liability to Client.

F.	Supplier Responsibilities

Supplier’s additional responsibilities are set forth below:

JJSI CONFIDENTIAL	3

[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission

•	Hands-on completion of all delegated and assigned SRM Service Requests (as defined in Appendix B hereto and subject to the pricing set forth in Appendix E) System tickets, ad-hoc Service and Small Project requests within the communicated timelines.

•	Attend safety orientation, standard operating procedure training, computer system validation (“CSV”) training, JJSI’s Remedy SRM (project tracking software) training and any other training requested by Client that relates directly to the Services provided by Supplier.

•	Display professional appearance.

•	Maintain an open line of communication with the Client Project Manager to ensure customer satisfaction. These communications may relate to such matters as job status, recommendations for improvements, and general concerns/issues.

•	Manage paperwork efficiently and effectively. Maximize the benefits of computer technology to generate reports and forms.

•	Keep up to date on technical skills, current practices, and pursue certifications as pertinent to the delivery of the Services.

G.	Project Managers:

Supplier Account Manager: | [*], Tel.: [*], Email: [*]

Supplier Project Manager [*], Tel.: [*], Email: [*]

Client Project Manager: [*], Tel.: [*], Email: [*]

H.	Reporting of Service Delivery Provider

Supplier shall provide to JJSI every three (3) months from the Work Order Effective Date, a Microsoft Excel report identifying each Participating Site and whether Supplier or Supplier’s subcontractor is primarily delivering the Services. For purposes of this Work Order, consultants or temporary help hired by Supplier shall be considered Supplier personnel rather than Supplier subcontractors.

I.	Termination Assistance Services

(1)	If this Work Order (or portion thereof) terminates (or expires) for any reason (including termination by Supplier due to breach by Client) Supplier shall, during the Termination Assistance Period (as defined below) after the effective date of termination (or expiration): (a) continue to perform the terminated (or expired) Services (or portion thereof); (b) cooperate with Client or another supplier designated by Client in the transfer of the Services to Client or such other supplier in order to facilitate the transfer of the Services to Client or such other supplier; and (c) perform any other services requested by Client to transition the provision of the terminated (or expired) Services to Client or another supplier (the services in clauses (a) through (c), the “Termination Assistance Services”). The Termination Assistance Services shall be considered “Services” and shall be in accordance with this Work Order and the Agreement.

(2)	The rates for the Services described in clause (c) of the immediately preceding paragraph shall be at the applicable labor rate set forth herein. There shall be no additional fees for providing the cooperation described in clause (b) of the immediately preceding paragraph; provided, however, that the Termination Assistance Services are provided utilizing, as practicable, the same personnel and

JJSI CONFIDENTIAL	4

resources used to provide the Services. Any additional personnel or resources used to provide such cooperation shall be provided pursuant to a Change Order.

(3)	Client may at any time notify Supplier of the Termination Assistance Services to be provided and the time period during which such Services shall be provided, such period not to exceed 6 months after the termination (or expiration) of this Work Order (the “Termination Assistance Period”). Client may modify a Termination Assistance Period one time upon 60 days’ notice; provided, however, that the total duration of the Termination Assistance Period shall not exceed 6 months.

(4)	During a Termination Assistance Period, the Services shall be of the same quality, level of performance and scope as provided prior to termination, but not less than as required under this Work Order (including, for clarity, the SLAs), except to the extent the ownership or control of any assets or resources required therefore have been transferred to JJSI or its designee.

JJSI CONFIDENTIAL	5

[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission

J.	Cooperation with Third Parties

Supplier shall cooperate in good faith with any Client designated third party (“Third Party”) engaged to perform Services for client, to the extent reasonably required by Client, including by providing: (1) applicable requirements, standards and policies for the Services to enable said Third Party to provide services to Client; and (2) assistance and support services to such Third Party.

2.	PAYMENT

Supplier shall invoice JJSI in the amount of [*] for the Services set forth in Appendix F herein (“Appendix F Services”) and such invoices shall be payable in accordance with the Agreement. Supplier’s invoices for the Appendix F Services shall be issued to JJSI as set forth below:

[*] upon execution of this Work Order
[*] upon 50% completion of the Client Site Rollout Schedule set forth in Appendix E
[*] upon 100% completion and JJSI acceptance of the Client Site Rollout Schedule set forth in Appendix E

Supplier shall invoice Client monthly in arrears for all other Services hereunder, including any reimbursable expenses, in accordance with the Agreement and the pricing schedule set forth in Appendix E. Notwithstanding the foregoing, [*] set forth in Appendix E.

Client shall pay all undisputed invoices within [*] days after Client’s receipt of such invoices. Supplier shall not send any invoices, and no claim from Supplier for payment, including any amount for fees or expenses, will be allowed for any work done by Supplier, prior to both parties executing this Work Order and Client issuing a purchase order(s) to Supplier.

3.	Notices must be sent to the following addresses:

If to Supplier:

Beacon Enterprise Solutions Group, Inc. Attn: Paige Reh 1961 Bishop Lane Louisville, KY 40218

If to JJSI:

Information Technology Services a Division of Johnson & Johnson Services, Inc. Attn: Category Manager, IT Strategic Sourcing 1003 US Route 202 Raritan, NJ 08869

4.	All of the terms and conditions of the Agreement, to the extent not expressly modified herein, are hereby incorporated into the terms and conditions of this Work Order by this reference as if set out in full herein.

IN WITNESS WHEREOF, the parties hereto have caused this Work Order to be duly executed as of the Work Order Effective Date.

JJSI CONFIDENTIAL	6

[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission

INFORMATION TECHNOLOGY SERVICES
A DIVISION OF JOHNSON & JOHNSON SERVICES, INC.

By:	/s/ [*]
Name:	[*]
Title:	Authorized Representative
Date:	12/18/08

BEACON ENTERPRISE SOLUTIONS GROUP, INC.

By:	/s/ Richard Mills
Name:	Richard Mills
Title:	Authorized Representative
Date:	12/18/08

JJSI CONFIDENTIAL	7

[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission – Three Pages Redacted

APPENDIX A
Participating Sites And Associated Unit Pricing Group

Operating Company	Address	City	State	Zip	Unit Pricing Group
[*]

JJSI CONFIDENTIAL	8

JJSI CONFIDENTIAL	9

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[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission – Eleven Pages Redacted

APPENDIX B
Structured Cable Plant IMAC RFP Requirements

[*]

JJSI CONFIDENTIAL	11

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APPENDIX C
IMAC Services Checklist

Supplier shall compete and submit to JJSI the IMAC Services Checklist on a monthly basis for each month in which Services have been delivered to a Participating Site.

WORK ORDER ACCEPTANCE CHECKLIST

JNJ Site Name:	_____________________________	Contractor:	_____________________________
Address:	_____________________________	Address:	_____________________________
City:	_____________________________	City:	_____________________________
State:	_____________________________	State:	_____________________________
ZIP Code:	_____________________________	ZIP Code:	_____________________________

__________________
SRM Ticket #	__________________

STRUCTURED CABLING

Yes/No/NA	Contractor shall verify all work performed:	If no, please explain.
Outstanding workmanship?
Was the Service Request installation performed in accordance with the JNJ Cable Plant Standards?
Installation performed per Siemon specifications?
Were approved Siemon products used to fulfill the Service Request?
Are J-hook sups installed at a maximum of every 5-foot?
Are all horizontal and/or backbone cable properly supported?
Are all fire-rated penetrations, new or existing, properly installed, fire-stopped and sealed?
Are all components properly installed, terminated and tested?
Are all components properly labeled?
Are Patch cords in the equipment rooms installed properly/neatly?
If grounding and bonding was required, is it properly installed and labeled?
Provide red-line drawings of the structured cable plant upon completion
Provide voice and/or data patching at completion
Provide test results and paperwork for Siemon warranty extension
Invoices are tracked with JJSI service request management (“SRM”) ticket number, JJSI affiliate name, site location and cost

1)	The Work Order Acceptance Checklist shall be completed by Supplier at the completion of each Work Order.

2)	Periodic inspections by JJSI of Work Orders will be performed. If inspection results show any unreported non- compliance issues, Supplier shall correct any and all non-compliance issues at no charge to JJSI.

JJSI CONFIDENTIAL	20

APPENDIX D
IMAC SRM Work Order Tracking (Example)

Supplier shall complete and submit to JJSI the IMAC SRM Work Order Tracking Microsoft Excel spreadsheet on a monthly basis.

JJSI AFFILIATE SITE NAME	SITE ADDRESS	SITE CITY	SITE STATE	Date	SRM Ticket Number	Work Description	Cost
ITS	1003 Route 202	Raritan	NJ
ITS	1003 Route 202	Raritan	NJ
ITS	1003 Route 202	Raritan	NJ
ITS	1003 Route 202	Raritan	NJ
ITS	1003 Route 202	Raritan	NJ
ITS	1003 Route 202	Raritan	NJ
ITS	1003 Route 202	Raritan	NJ
ITS	1003 Route 202	Raritan	NJ
ITS	1003 Route 202	Raritan	NJ
ITS	1003 Route 202	Raritan	NJ
ITS	1003 Route 202	Raritan	NJ
ITS	1003 Route 202	Raritan	NJ
ITS	1003 Route 202	Raritan	NJ
ITS	1003 Route 202	Raritan	NJ
ITS	1003 Route 202	Raritan	NJ
ITS	1003 Route 202	Raritan	NJ
ITS	1003 Route 202	Raritan	NJ
ITS	1003 Route 202	Raritan	NJ
						Total Cost	0

JJSI CONFIDENTIAL	21

[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission – Two Pages Redacted

APPENDIX E
Drop Pricing and Labor Rates

This Appendix E contains Drop pricing for the Service descriptions set forth below and hourly labor rates for other requested Services.

Notes:

a)	All references to “Customer” below shall mean Client Project Manager. All references to “J&J” below shall mean “JJSI”.

b)	Pathway supports shall be limited to J-hooks.

c)	The material pricing may vary based on Anixter’s pricing agreement with JJSI.

Group 1 – Structured Cabling Installation

[*]

Definitions

Regular Hours – Normal business days, Monday thru Friday, 7:00AM to 5:00PM
Overtime Hours – After normal business hours, Monday thru Friday, 5:00PM to 7:00AM and weekends

TRADE	HOURLY RATE REGULAR	HOURLY RATE OVERTIME	HOURLY RATE WEEKENDS AND HOLIDAYS
Project Manager	$[*]	$[*]	$[*]
Lead/Senior Technician	$[*]	$[*]	$[*]
Technician	$[*]	$[*]	$[*]
Apprentices	$[*]	$[*]	$[*]
CAD Operator	$[*]	$[*]	$[*]

JJSI CONFIDENTIAL	22

[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission – Two Pages Redacted

Group 2 – Structured Cabling Installation

[*]

Definitions

Regular Hours – Normal business days, Monday thru Friday, 7:00AM to 5:00PM
Overtime Hours – After normal business hours, Monday thru Friday, 5:00PM to 7:00AM and weekends

TRADE	HOURLY RATE REGULAR	HOURLY RATE OVERTIME	HOURLY RATE WEEKENDS AND HOLIDAYS
Project Manager	$[*]	$[*]	$[*]
Lead/Senior Technician	$[*]	$[*]	$[*]
Technician	$[*]	$[*]	$[*]
Apprentices	$[*]	$[*]	$[*]
CAD Operator	$[*]	$[*]	$[*]

Unless expressly stated otherwise, prices quoted in this proposal are all inclusive; that is, all functions and services proposed shall be delivered for the prices and costs proposed.

JJSI CONFIDENTIAL	23

[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission – Two Pages Redacted

Group 3 – Structured Cabling Installation

[*]

Definitions

Regular Hours – Normal business days, Monday thru Friday, 7:00AM to 5:00PM
Overtime Hours – After normal business hours, Monday thru Friday, 5:00PM to 7:00AM and weekends

TRADE	HOURLY RATE REGULAR	HOURLY RATE OVERTIME	HOURLY RATE WEEKENDS AND HOLIDAYS
Project Manager	$[*]	$[*]	$[*]
Lead/Senior Technician	$[*]	$[*]	$[*]
Technician	$[*]	$[*]	$[*]
Apprentices	$[*]	$[*]	$[*]
CAD Operator	$[*]	$[*]	$[*]

Unless expressly stated otherwise, prices quoted in this proposal are all inclusive; that is, all functions and services proposed shall be delivered for the prices and costs proposed.

JJSI CONFIDENTIAL	24

[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission – Two Pages Redacted

Group 4 (Canada) – Structured Cabling Installation

[*]

Definitions

Regular Hours – Normal business days, Monday thru Friday, 7:00AM to 5:00PM
Overtime Hours – After normal business hours, Monday thru Friday, 5:00PM to 7:00AM and weekends

TRADE	HOURLY RATE REGULAR	HOURLY RATE OVERTIME	HOURLY RATE WEEKENDS AND HOLIDAYS
Project Manager	$[*]	$[*]	$[*]
Lead/Senior Technician	$[*]	$[*]	$[*]
Technician	$[*]	$[*]	$[*]
Apprentices	$[*]	$[*]	$[*]
CAD Operator	$[*]	$[*]	$[*]

Unless expressly stated otherwise, prices quoted in this proposal are all inclusive; that is, all functions and services proposed shall be delivered for the prices and costs proposed.

JJSI CONFIDENTIAL	25

[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission

Non-Billable Items Included in Drop Pricing Set Forth Above

Red-line drawing for all new cabling work in the format provided by Client Project Manager	Included in the Per Drop Price
Invoicing for work completed	Included in the Per Drop Price
Completing the IMAC SRM Work Order Tracking form	Included in the Per Drop Price
Material management (storage, inventory, ordering)	Included in the Per Drop Price
Small Project on-site scoping for developing a Work Order and bills of material	Included in the Per Drop Price
[*]	Included in the Per Drop Price
Testing newly installed cable plant	Included in the Per Drop Price
Completing Siemon warrant for new installations	Included in the Per Drop Price
Troubleshooting related to work performed by Supplier and Supplier partners	Included in the Per Drop Price
Clean up after work completed by Supplier and Supplier partners	Included in the Per Drop Price
Completion of IMAC Services Checklist (see Appendix C) every month for each site where work was completed by Supplier and Supplier partners	Included in the Per Drop Price
General related site observations will be reported as part of this Work Order	Included in the Per Drop Price
Cable records for newly installed cable plant provided to ClientProject Manager	Included in the Per Drop Price

Additional Pricing:

Site initiation - one-time fee for Supplier to complete the rollout of Service delivery to the sites set forth in Appendix F herein	[*]
Additional site initiations if site visit requested by Client and [*] faceplates	[*]
Site initiations without site visits and initiations of sites [*] faceplates with site visits	[*]
JJSI Compliance Wire, and field technician site training, drug screening, and background check, if required by Client	[*] per person, if applicable, up to a limit of [*] annually under this Work Order
Cable records, labeling and existing AutoCAD floor plan synchronization with all non-documented existing cabling with facilities drawings	[*] per cable

JJSI CONFIDENTIAL	26

[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission – Two Pages Redacted

Hourly Rates by Unit Pricing Group (see Appendix A)	Unit Pricing Group 1 & 3	Unit Pricing Group 2 &4	Professional Designation
[*]

* Based on scope

JJSI CONFIDENTIAL	27

[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission – Five Pages Redacted

APPENDIX F
Project Initiation Plan and Participating Site Rollout Schedule

[*]

JJSI CONFIDENTIAL	28